Exhibit 10(e)
                                                                   -------------


                               THIRD AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                        OF BT ORLANDO LIMITED PARTNERSHIP


         This THIRD AMENDMENT TO AGREEMENT ("Amendment") is made and entered into as of December 31, 1998 by and between BEF, Inc., a Tennessee corporation ("BEFI"), Brennand- Paige Industries, Inc., a Delaware corporation ("Brennand"), BT Partnership, a Tennessee general partnership ("BT") and EST Orlando, Ltd., a Florida limited partnership ("EST").


                                R E C I T A L S:
                                - - - - - - - -


         A. BEFI, Brennand, BT and EST, as of May 20, 1996, entered into that certain Agreement of Limited Partnership of BT Orlando Limited Partnership (the "Original Partnership Agreement").

         B. BEFI, Brennand, BT and EST, as of July ___, 1996, entered into that certain First Amendment to Agreement of Limited Partnership of BT Orlando Limited Partnership (the "First Amendment"), and as of May 20, 1998 entered into that certain Second Amendment to Agreement of Limited Partnership of BT Orlando Limited Partnership (the "Second Amendment"). The Original Partnership Agreement, First Amendment and Second Amendment are hereafter referred to as the "Partnership Agreement".

         C. BEFI, Brennand, BT and EST desire to amend certain provisions of the Partnership Agreement as follows.


                               A G R E E M E N T:
                               - - - - - - - - -

         NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

         1. Section 11.1(e) is amended and restated in its entirety as follows:

                  (e) Failure for any reason to secure and close construction financing for the Project by June 30, 1999. If, by June 30, 1999, leases have been executed for more than 50% of the rentable square footage within the Project, upon request from BEFI, the time for securing and closing construction financing for the Project may be extended until December 31, 1999.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Agreement of Limited Partnership as of the day and year first above written.

                                 BEF, INC., a Tennessee corporation, as
                                 general partner


                                 By:__________________________________


                                 BRENNAND-PAIGE INDUSTRIES, INC.,
                                 a Delaware corporation, as general partner


                                 By:__________________________________


                                 BT PARTNERSHIP, a Tennessee general
                                 partnership, as limited partner

                                 By: BE, Inc., managing partner


                                 By:__________________________________


                                 EST ORLANDO, LTD., a Florida limited
                                 partnership, as limited partner


                                 By:____________________________________




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